Exhibit 10.17

*	Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission. An asterisk within brackets denotes omissions.
Amendment
20070105.006.S.007.A.001
Between
Startek, Inc.
And
AT&T Services, Inc.

20070105.006.S.007.A.001
AMENDMENT NO. 1
AGREEMENT NO. 20070105.006.S.007
This Amendment, effective on the date when signed by the last Party (“Effective Date”), and amending Agreement No. 20070105.006.S.007 is by and between Startek, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as “Party” or in the plural as “Parties.”
WITNESSETH
WHEREAS, Supplier and AT&T entered into Agreement No. 20070105.006.S.007, on July 1, 2007 (the “Agreement”); and
WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.
Now, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:
1.)	Section 2. Duration of Order is hereby amended to change the end date to June 30, 2009 and to add the following paragraph.
“AT&T shall have the right to extend the duration period specified in this Order for up to twelve (12) months by giving Supplier 45 days prior written notice, at prices no greater than those set forth in this Order.”
2.)	Section 6. Invoices/Billing Information is hereby amended to have all supporting documentation sent to:
[*]
3.)	Section 7. Project Manager/Point of Contact is hereby amended to change to:
[*]
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

20070105.006.S.007.A.001
4.)	Section 10. Supplier Representative is hereby amended to change the address to:
StarTek, Inc.
44 Cook Street
Denver, CO 80206
5.)	Section 11. Maximum Expenditure is hereby amended to change the value to [*].
The terms and conditions of Agreement No. 20070105.006.S.007 in all other respects remain unmodified and in full force and effect.
IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 20070105.006.S.007 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the date the last Party signs.

Startek, Inc.	AT&T Services

By: /s/ A. Laurence Jones	By: /s/ Richard Steadman

Printed Name: A. Laurence Jones	Printed Name: Richard Steadman
Title: CEO & President	Title: Director, Global Strategic Sourcing
Date: 14 July 2008	Date: 10 July 2008

On behalf of AT&T Corp.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

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